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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 10, 2008
                Date of Report (Date of earliest event reported)

                                 CNB CORPORATION
             (Exact name of registrant as specified in its charter)

           Michigan                   033-00737                   38-2662386
(State or other jurisdiction of      (Commission              (I.R.S. Employer
 incorporation or organization)      file number)            Identification No.)

                    303 North Main Street, Cheboygan MI 49721
          (Address of principal executive offices, including Zip Code)

                                 (231) 627-7111
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events

On April 10, 2008, CNB Corporation ("Corporation") issued a quarterly shareholder brochure in which it announced earnings for the first quarter of 2008.

A copy of the information contained in the Corporation's brochure is attached hereto as Exhibit 99 and is hereby incorporated by reference into this Form 8-K, and made a part hereof.

On March 27, 2008, the board of directors of CNB Corporation declared a $0.42 per share dividend payable to shareholders of record March 27, 2008. The dividend has a pay date of April 10, 2008. The ex-date for the Board of Directors declared dividend was April 10, 2008.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 Quarterly brochure of CNB Corporation dated April 10, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CNB Corporation
                                (Registrant)

                                /s/ Susan A. Eno
                                ------------------------------------------
                                Susan A. Eno
                                President and Chief Executive Officer

Dated: April 10, 2008

                                  Exhibit Index

Exhibit
  No            Description
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Exhibit 99      Quarterly brochure of CNB Corporation dated April 10, 2008